SERP II PARTICIPANT LISTING

Alexander, Mary              Active
Bacopulous, Dennis           Active
Bannister, Kim               Active
Beckner, Larry               Active
Contadino, Joe               Term - in payment
Eck, Robert                  Active
Gleason, Jack                Active
Haines, Chris                Active
Hanneman, LeRoy*             Active
Hennessy, G. Tom             Active
Higginson, Scott             Active
Hull, Ken                    Active
Jesberger, Michael           Active
Jones, Rob                   Active
Lucas, Tom                   Active
Mariucci, Anne               Active
McEnerny, Helen              Active
Mickus, Don                  Active
Murray, John                 Term - in payment
Newman, Gary                 Active
Noriega, Igor                Active
Pankratz, Frank              Active
Peterson, Scott              Active
Rau, David                   Active
Roach, Charles               Active
Ryan, Thomas                 Term - in payment
Schreiner, David             Active
Schuttenberg, Lynn           Active
Wagoner, Robert              Active
Widener, Scott               Active
Wilkins, Dennis              Term - in payment